Exhibit 10.3

Asteriko Corp.

616 Corporate Way, Suite 2-6834
Valley Cottage, NY 10989
Phone: (845) 512-5020


This letter is to confirm the terms of an agreement made on August 5, 2014 between Asteriko Corp., and Ilia Tomski.

Mr. Tomski has verbally agreed to loan Asteriko Corp. funds at his discretion to complete the business plan.


September 2nd, 2014                       Secretary /s/ ILIA TOMSKI
                                                   -----------------------------
                                                   Ilia Tomski